                                                                   Exhibit 10.14


             THE MARKED PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED
              AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO
                      A REQUEST FOR CONFIDENTIAL TREATMENT

                                Master Agreement

      This Master Agreement (this "Agreement") is made as of the 20th day of February, 2001 (the "Effective Date") by and between Allin Interactive Corporation ("Allin") with its principal business address located at 400 Greentree Commons, 381 Mansfield Avenue, Pittsburgh, PA 15220 and Carnival Corporation ("Customer") with its principal business address located at 3655 NW 87th Avenue, Miami, Florida 33178.

                                    Recitals

      WHEREAS, Allin is in the business of, among other things, designing, developing, licensing and supporting computer software products and providing custom software development, system planning and migration, training and other consulting services; and

      WHEREAS, Customer desires to engage Allin to design, develop and install an interactive television system on certain cruise ships that are owned and operated by Customer, its subsidiaries or affiliates (each subsidiary or affiliate of Customer that will install a System (as defined below) on any of its cruise ships shall individually be referred to as a "Customer Affiliate" and are collectively referred to as "Customer's Affiliates"). The design, development and installation of the System shall be collectively referred to as the "Project"; and

      WHEREAS, Allin and Customer desire to enter into this Agreement to set forth the terms and conditions which will govern the relationship between the parties in connection with the design, development and installation of the System.

      NOW, THEREFORE, intending to be legally bound and in consideration of the mutual premises and obligations set forth herein, Allin and Customer agree as follows:

      1. Definitions.
         -----------

      In addition to the initially capitalized terms elsewhere defined in this Agreement, the following initially capitalized terms shall have the meanings as set forth in this Section 1:

            1.1 Acceptance means acceptance of the System in accordance with the
                ----------
Customer Affiliate Agreement and acceptance of the Application in accordance with the Software Development Agreement.

            1.2 Agreement means this agreement and the exhibits hereto, as
                ---------
amended from time to time by mutual written agreement of the parties.

            1.3 Application means the computer application software that Allin
                -----------
will develop for Customer pursuant to the Software Development Agreement (as defined below). The terms "Application", "Application Deliverables", "Application Documentation" and the "Application Software" shall have the same meanings herein as such terms are defined in the Software Development Agreement.

            1.4 Customer Affiliate Agreement means the Interactive Television
                ----------------------------
System agreement that Customer shall cause each Customer Affiliate to separately enter into with Allin that will set forth the specific parameters for delivery, installation and Support Services for the System on those Customer Affiliate's cruise ships which are set forth on the Installation Schedule. The Customer Affiliate Agreement will be substantially in the form of Exhibit A attached hereto.

            1.5 Custom Programming means specific or customized programming,
                ------------------
interfaces and file conversions for the Application at the request of such Customer Affiliate, pursuant to the terms of their Customer Affiliate Agreement.

            1.6 Deliverables means any and all items to be delivered by Allin to
                ------------
Customer or a Customer Affiliate under this Agreement, the Software Development Agreement and the Customer Affiliate Agreements.

            1.7 Equipment means collectively the hardware and equipment
                ---------
purchased by a Customer Affiliate from Allin in accordance with the Customer Affiliate Agreements.

            1.8 Installation Schedule means the schedule that sets forth the
                ---------------------
time line for the delivery and installation of the System and its components on the specific cruise ships of Customer's Affiliates in accordance with Exhibit B attached hereto.

            1.9 Software Development Agreement means the Software Development
                ------------------------------
Agreement executed by the parties concurrently herewith pursuant to which Customer is purchasing the Application Deliverables from Allin.

            1.10 Support Services means the support and maintenance services for
                 ----------------
the System that Allin will provide to each of Customer's Affiliates that accept the System in accordance with the terms set forth in a Customer Affiliate Agreement. Allin agrees that the Support Services fees for Affiliates other than Carnival Cruise Lines shall be no higher than the comparable fee charged to Carnival Cruise Lines under its Customer Affiliate Agreement.

            1.11 System has the meaning set forth in Exhibit C.
                 ------                              ---------

            1.12 Termination Agreement means the agreement attached as Exhibit D
                 ---------------------                                 ---------
hereto.

      2. System Development and Installation. The System, and all portions
         -----------------------------------
thereof shall be designed, developed and/or installed in accordance with the terms of this Agreement and the Customer Affiliate Agreements.

      Allin shall provide to Customer the Application and to Customer's Affiliates the System in accordance with the Allin Solution Framework methodology (ASF) employed by Allin. ASF has 4 distinct stages which will be utilized by Allin (each a "Phase" and collectively, the "Phases"). The Phases are as follows:

                  a. Solution Vision -- This Phase delivers the vision document that articulates the ultimate goals for the modules and provides clear direction to measure success as well as defining the scope of the solution that identifies the boundaries of the Project and includes the functional specifications for the Application. The parties acknowledge that this Phase is complete.

                  b. Solution Design -- This Phase culminates in the delivery and acceptance of the technical design specifications of the System.

                  c. Solution Development -- The Solution Development Phase culminates in the initial delivery of the System, ready for pilot usage.

                  d. Solution Deployment -- This Phase begins with a pilot and culminates in the production release of the Application under the Software Development Agreement and the System, under the Customer Affiliate Agreement.

      The parties acknowledge and agree that the Solution Vision and Solution Design for the System are addressed in the Software Development Agreement. The applicability of these two phases to installations on Customer Affiliate cruise ships shall apply only to the extent of any Custom Programming.

      3. Software Development Agreement. Allin and Customer acknowledge that
         ------------------------------
contemporaneous with the execution of this Agreement the parties are executing the Software Development Agreement, pursuant to which Allin will design, develop and install the Application in the Customer Environment (as that term is defined therein). Except as provided in the respective Customer Affiliate Agreements, the rights and obligations of Allin, Customer and Customer's Affiliates with respect to all Application Deliverables will be governed by the terms and conditions of the Software Development Agreement. Customer hereby agrees that it will grant Customer's Affiliates a license to use the Application as contemplated in this Agreement and the Customer Affiliate Agreement.

      4. Termination Agreement. Allin and Customer acknowledge that
         ---------------------
contemporaneous with the execution of this Agreement Allin Corporation and Customer are executing the Termination Agreement, and that the effectiveness of this Agreement is conditioned upon the execution and delivery of the Termination Agreement.

      5. Customer Affiliate Agreements. Customer will cause each of Customer's
         -----------------------------
Affiliates to enter into separate Customer Affiliate Agreements with Allin within 90 days following the Effective Date of this Agreement.

      6. System Delivery and Installation.
         --------------------------------

            6.1 The System and its components will be delivered and installed on the specific cruise ships of Customer's Affiliates pursuant to the Installation Schedule, as may be modified from time to time by mutual agreement of Allin and either Customer or a Customer Affiliate.

            6.2 The initial installation, testing and Acceptance of the Application and of the System will occur in accordance with the terms and conditions of the Software Development Agreement. Subject to Acceptance of the Application and System under the Software Development Agreement, Customer agrees that it will install or cause to be installed the System on a minimum of six (6) Customer Affiliate cruise vessels. Customer has the right prior to March 21 to add two (2) vessels for 2001 deployment and prior to June 21 to add four (4) vessels for 2002 deployment without impacting the pricing outlined in Section 7 below.

            6.3 Installation, testing and Acceptance for the System by Customer's Affiliates will be governed by the terms and conditions of the Customer Affiliate Agreement.

      7. System Price and Payment. Customer and Allin agree that the purchase
         ------------------------
price and payment schedule for the System are set forth on Schedule 7.1 (the
                                                           ------------
"Payment Schedule"). Allin agrees to bill each Customer Affiliate directly for its relevant cruise vessels in accordance with the Payment Schedule. Customer will cause the Customer Affiliates to pay Allin in accordance with the terms of their respective Customer Affiliate Agreement on the dates specified in the Payment Schedule and therein.

      8. Custom Programming. If any of Customer's Affiliates desire to obtain
         ------------------
any Custom Programming for the Application or the System, it shall follow the procedure set forth in their Customer Affiliate Agreement.

      9. Support Services and Warranties. Allin shall provide each of Customer's
         -------------------------------
Affiliates with warranties and support services pursuant to the respective Customer Affiliate Agreements.

      10. New Technology. If new or improved technology relating to the System
          --------------
becomes generally available to consumers that would enhance or improve the System, Allin shall proceed to implement such technology on all Customer Affiliate vessels that operate, or have been contracted to operate, the System subject to a written agreement between the parties as to the purchase price, payment terms and implementation schedule. Allin agrees that the purchase price shall be reasonable and negotiated in good faith.

      11. Termination.
          -----------

            11.1 Without prejudice to any other remedy, either party may terminate this Agreement at any time upon ten (10) days prior written notice to the other party in the event that the other party shall have breached any of its material obligations under this Agreement and shall not have cured such default prior to the expiration of the ten (10) day period.

            11.2 Either party shall have the right to immediately terminate this Agreement by giving written notice to the other party in the event:

                  (i) of the bankruptcy or assignment for the benefit of creditors of the other party; or

                  (ii) that the other party ceases its on-going business operations; or,

                  (iii) in the case of Customer, if Allin defaults or breaches the Software Development Agreement or any Affiliate Agreement; and in the case of Allin, if Customer default or breaches the Software Development Agreement or any Customer Affiliates breaches their respective Customer Affiliate Agreement

            11.3 The parties' may also terminate this Agreement at any time upon mutual written agreement of the parties.

            11.4 The parties' rights of termination under this Section are without prejudice to any other remedies available to either party.

      12. Non-Solicitation/Restriction on Hiring. In recognizing the high cost
          --------------------------------------
of attracting, training, and retaining qualified technical personnel, each party agrees not to recruit for employment or hire any employee of the other party or any of its affiliates, or anyone who has been an employee of the other party or any of its affiliates during the term of this Agreement and for six (6) months following the termination of this Agreement, without, in each instance, receiving the prior written consent of the other party.

      13. Confidentiality. Allin agrees that all information which relates in
          ---------------
any way to Customer's business or operations, whether tangible or intangible and in whatever form or medium, including, but not limited to, information relating to Customer's current or contemplated operations; identity of suppliers of goods and/or services; trade secrets (including any improvements thereto), whether in development, prototype or finished form and whether patentable or not; computer programs and computer aided designs; vendor pricing to Customer; all financial, personnel, and other business data of Customer; and unpublished or published copyrighted materials, including any improvements, modifications, or additions to any of the above information, and other information identified as confidential by the Customer, are confidential information of Customer ("Customer Confidential Information"). Customer agrees that Allin's proprietary software, tools and other methodologies, pricing information and any other information identified as confidential by Allin, are confidential information of Allin ("Allin Confidential Information"). Customer Confidential Information and Allin Confidential Information are collectively referred to as "Confidential Information." Except as otherwise provided herein each party shall use Confidential Information of the other party which is disclosed to it only for purposes of this Agreement and shall not disclose such Confidential Information to any third party, without the other party's written consent, other than to each other's employees on a need-to-know basis. Each party agrees to take measures to protect the confidentiality of the other's Confidential Information that, in the aggregate, are no less protective than those measures it uses to protect the confidentiality of its own Confidential Information, but at a minimum, each party shall take reasonable steps to advise their employees of the confidential nature of the Confidential Information and the prohibitions on copying or revealing such Confidential Information contained herein. Notwithstanding anything to the contrary contained in this Agreement, neither party shall be obligated to treat as confidential, or otherwise be subject to the restrictions on use, disclosure or treatment contained in this Agreement for, any information disclosed by the other party (the "Disclosing Party") which: (i) is rightfully known to the recipient prior to its disclosure by the Disclosing Party; (ii) is generally known or easily ascertainable by non-parties of ordinary skill in computer or process design or programming or in the business of Customer; (iii) is released by the Disclosing Party to any other person, firm or entity (including governmental agencies or bureaus) without restriction; (iv) is independently developed by the recipient without any reliance on Confidential Information; or (v) is or later becomes publicly available without violation of this Agreement or may be lawfully obtained by a party form any nonparty. Customer and Allin agree that neither party may disclose the fact that the parties are engaged in the Project with the other party, the details related to the type and scope of the Project or the existence of this Agreement or the terms hereof without the prior written approval of the other party and the parties agree that the financial terms of this Agreement are to be treated as Confidential Information.

      Notwithstanding anything to the contrary herein, either party or any affiliate or designated agent of such party may make any public disclosure which it believes in good faith to be required by law or by the terms of any listing arrangement with a securities exchange or securities trading system. No party may issue a press release regarding this Agreement or the association of the parties without the prior review by, and written approval of, the other party.

      Each party acknowledges that a violation of the restrictions contained in this Section 13 will likely result in irreparable harm to the other party which cannot be adequately compensated by money damages. Accordingly, each party agrees that, in the event of an actual or threatened violation of this Section 13, the other party will be entitled to temporary and permanent injunctive relief without the necessity of posting a bond or other security. In any event, whether or not injunctive relief is sought or granted, the parties seeking relief may recover monetary damages and any and all other relief to which they may be entitled.

      14. Limitation of Liability. EXCEPT FOR (i) EACH PARTY'S RESPECTIVE
          -----------------------
EXPRESS INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT, AND (ii) DAMAGES RESULTING FROM A PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT:

      (a) NEITHER PARTY NOR THEIR AFFILIATES SHALL HAVE ANY LIABILITY FOR CONSEQUENTIAL, INCIDENTAL, INDIRECT, PUNITIVE, EXEMPLARY, OR SPECIAL DAMAGES OF ANY NATURE OR TYPE WHATSOEVER, OR FOR ANY MALFUNCTIONS, DELAYS, LOSS OF DATA, LOSS OF PROFIT, INTERRUPTION OF SERVICE OR LOSS OF BUSINESS OR ANTICIPATORY PROFITS, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES,

      (b) NOR SHALL ALLIN OR ITS AFFILIATES, UNDER ANY CIRCUMSTANCES, BE LIABLE TO CUSTOMER OR ITS AFFILIATES FOR ANY CLAIM BASED UPON ANY THIRD PARTY CLAIM, AND

      (c) THE COLLECTIVE AND ENTIRE LIABILITY OF EITHER PARTY AND ITS AFFILIATES FOR ANY REASONS AND UPON ANY CAUSE OF ACTION OR CLAIM IN CONTRACT, STATUTE, WARRANTY, TORT, NEGLIGENCE, MISREPRESENTATION, FAILURE TO EXERCISE DUE CARE, STRICT LIABILITY, OR OTHERWISE SHALL BE LIMITED, TO SIX MILLION DOLLARS ($6,000,000).

      NO CAUSE OF ACTION WHICH ACCRUED FOR MORE THAN TWO YEARS PRIOR TO THE FILING OF A SUIT ALLEGING SUCH CAUSE OF ACTION MAY BE ASSERTED AGAINST EITHER PARTY OR ITS AFFILIATES.

      THE PARTIES TO THIS AGREEMENT UNDERSTAND AND AGREE THAT THE LIMITATIONS AND EXCLUSIONS SET FORTH HEREIN REPRESENT THE PARTIES' AGREEMENT AS TO THE ALLOCATION OF RISK LIMITATIONS AND EXCLUSIONS BETWEEN THE PARTIES IN CONNECTION WITH THIS AGREEMENT. THE FEES PAYABLE TO ALLIN HEREUNDER REFLECT, AND ARE SET IN RELIANCE UPON, THE ALLOCATION OF RISK SET FORTH HEREIN AND THE EXCLUSION OF CONSEQUENTIAL DAMAGES AND LIMITATIONS OF LIABILITY SET FORTH IN THIS AGREEMENT.

      15. General Indemnification. Each party (an "Indemnifying Party") agrees
          -----------------------
to indemnify and hold harmless the other, its affiliates and its and their partners, principals, officers, directors, agents and employees (collectively, the "Indemnified Parties"), from and against any and all actions, damages, claims, liabilities, costs, expenses, or loses (including, without limitation, reasonable legal fees and expenses) brought against, incurred by, or paid by any of the Indemnified Parties, for bodily injury, death, or damage to tangible personal property at Customer's facilities during the term of this Agreement (collectively, the "Injury Claims") to the extent caused by the negligent acts or omissions or tortious misconduct of the Indemnifying Party or any of its employees or agents in the performance of this Agreement (but expressly excluding Injury Claims actually or alleged to have resulted from Customer's use of or reliance upon any Application Deliverable(s) or other materials provided by Allin under this Agreement) or either party's breach of any material obligation, representation, warranty, covenant or agreement under this Agreement.

      16. Intellectual Property Indemnification. In addition to Allin's general
          -------------------------------------
indemnification obligations set forth above, Allin shall defend Customer from and against any allegation that any Deliverable or part thereof infringes or misappropriates any copyright, patent, trade mark, trade secret or other intellectual property or proprietary right of an unaffiliated third party, and shall indemnify and hold harmless Customer from and against, and shall pay all losses, damages, liabilities, claims and actions and all related expenses (including, but not limited to, reasonable attorneys' fees and expenses and the actual costs of litigation) incurred in connection therewith Allin's actions under this Section shall constitute Customer's exclusive remedy related to infringement.

      17. Indemnity Procedures. The indemnities in the foregoing Sections are
          --------------------
contingent upon: (i) the indemnified party promptly notifying the indemnifying party in writing of any claim which may give rise to a claim for indemnification hereunder, (ii) the indemnifying party being allowed to control the defense and settlement of such claim, and (iii) the indemnified party cooperating with all reasonable requests of the indemnifying party (at the indemnifying party's expense) in defending or settling such claim. The indemnified party shall have the right, at its option and expense, to participate in the defense of any action, suit or proceeding relating to such a claim through a counsel of its own choosing.

      18. Dispute Resolution. In the event that any dispute arises relating to
          ------------------
this Agreement, the parties shall provide written notice to a senior executive of the other party describing the dispute. If within twenty (20) business days following receipt of such written notice the dispute cannot be resolved by the parties, then the parties hereto may seek any and all legal remedies to which they may be entitled, without any limitation.

      19. Notices. Unless otherwise provided herein, any notice required to be
          -------
given by one party to the other shall be in writing and shall be deemed given when delivered personally or mailed by certified or registered mail, postage prepaid (such mailed notice to be effective on the date which is three (3) business days after the date of mailing), or sent by nationally recognized overnight courier (such notice sent by courier to be effective one (1) business day after it is deposited with such courier), or sent by telefax (such notice sent by telefax to be effective when sent, if confirmed by certified or registered mail or overnight courier as aforesaid) to the person and address set forth below or to such other person and/or address as any party may designate for itself by written notice to the other party in accordance with this Section:

            If to Allin:      Allin Interactive Corporation
                              400 Greentree Commons
                              381 Mansfield Avenue
                              Pittsburgh, PA 15220
                              Attn: Richard Talarico, Chief Executive Officer

            with a copy to:   Bryan D. Rosenberger, Esquire
                              Eckert Seamans Cherin & Mellott, LLC
                              USX Tower
                              600 Grant Street, 44th Floor
                              Pittsburgh, PA 15219

            If to Customer:   Carnival Corporation
                              3655 NW 87th Avenue
                              Miami, Florida 33178
                              Attention: Giora Israel

            With a copy to:   Carnival Legal Department at the same address as
                              above

      20. Force Majeure. Neither party shall be liable for any failure or delay
          -------------
in performing its obligations under this Agreement or for any loss or damage resulting therefrom, due to causes beyond its reasonable control, including, but not limited to, acts of God, public enemy or government, riots, fires, natural catastrophes, strikes or epidemics (collectively, "Force Majeure"). In the event of such failure or delay, the date of delivery or performance shall be extended for a period not to exceed the time lost by reason of the failure or delay; provided that either party may terminate this Agreement if the period of failure or delay exceeds thirty (30) days. Each party shall notify the other promptly of any failure or delay and the effect on its performance. Nothing in this Section shall be interpreted as implying any increased obligation or liability on the part of either party.

      21. Governing Law/Jurisdiction. This Agreement shall be governed by and
          --------------------------
interpreted in accordance with the substantive laws of the State of Florida. Any litigation shall be filed and pursued in either state or federal court in Broward or Miami-Dade County, Florida.

      22. Severability. If any provision of this Agreement is found by a court
          ------------
of competent jurisdiction to be illegal or otherwise unenforceable, that finding shall not invalidate this whole Agreement and the remaining provisions shall remain in full force and effect.

      23. Survival. The obligations and rights of the parties under Sections 12
          --------
through 18 inclusive, and Sections 21 through 23 inclusive, shall survive the expiration or early termination of this Agreement.

      24. Binding Effect; Assignment. This Agreement shall be binding upon and
          ---------------------------
shall inure to the benefit of the parties and their respective representatives, successors, and permitted assigns, in accordance with the terms hereof. Neither party may assign this Agreement without the prior written consent of the other party except that either party may, at its sole expense, assign its rights under this Agreement to a wholly-owned subsidiary or the parent corporation of the assigning party, provided, however, that no assignment shall in any way affect a party's obligations or liabilities under this Agreement.

      25. Modification Any amendment, change or modification to this Agreement
          ------------
shall be void unless in writing and signed by all parties hereto.

      26. Non-Waivers No failure or delay by a party hereto in exercising any right, power or privilege hereunder, and no course of dealing between or among any of the parties, shall operate as a waiver of any such right, power or privilege. No waiver of any default on any one occasion shall constitute a waiver of any subsequent or other default. No single or partial exercise of any such right, power or privilege shall preclude the further or full exercise thereof.

      27. Counterparts; Facsimile Transmission This Agreement and all amendments hereto may be executed in several counterparts and each counterpart shall constitute a duplicate original of the same instrument. Signatures sent to the other party by facsimile transmission shall be binding as evidence of acceptance of the terms hereof by such signatory party.

      28. Entire Agreement This Agreement (including any Exhibits) constitutes the entire understanding of the parties with respect to its subject matter and supersedes any and all prior oral or written agreements.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date above written.

                                     Allin Interactive Corporation

                                     By: /s/ RICHARD W. TALARICO
                                         --------------------------------
                                     Name: Richard W. Talarico
                                           -------------------------------------
                                     Title: Chairman and Chief Executive Officer
                                            ------------------------------------


                                     Carnival Corporation

                                     By: s/ GIORA ISRAEL
                                         ---------------------------------------
                                     Name: Giora Israel
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                   ATTACHMENTS

Exhibit A         --    Form Customer Affiliate Agreement

Exhibit B         --    Installation Schedule

Exhibit C         --    System Description

Exhibit D         --    Termination Agreement

Schedule 7.1      --    Purchase Price and Payment Schedule

                                                                       EXHIBIT A

                        FORM CUSTOMER AFFILIATE AGREEMENT

             THE MARKED PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED
              AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO
                      A REQUEST FOR CONFIDENTIAL TREATMENT

                     Interactive Television System Agreement

      This Interactive Television System Agreement (this "Agreement") is made as of the 20th day of February, 2001 (the "Effective Date") by and between Allin Interactive Corporation ("Allin") with its principal business address located at 400 Greentree Commons, 381 Mansfield Avenue, Pittsburgh, PA 15220 and Carnival Cruise Lines ("CCL"), a division of Carnival Corporation with its principal business address located at 3655 NW 87th Avenue, Miami, Florida 33178.

                                    Recitals

      WHEREAS, Allin is in the business of, among other things, designing, developing, licensing and supporting computer software products and providing custom software development, system planning and migration, training and other consulting services; and

      WHEREAS, Carnival Corporation ("CC") has engaged Allin to design, develop and install an interactive television system on certain cruise vessels that are owned and operated by CC, its subsidiaries or affiliates, which includes, without limitation, CCL. The design, development and installation of the System (as defined below) shall be collectively referred to as the "Project"; and

      WHEREAS, Allin and CCL desire to enter into this Agreement to set forth the terms and conditions which will govern the relationship between the parties in connection with the delivery, installation and maintenance of the System.

      NOW, THEREFORE, intending to be legally bound and in consideration of the mutual premises and obligations set forth herein, Allin and CCL agree as follows:

      1. Definitions.
         -----------

      In addition to the initially capitalized terms elsewhere defined in this Agreement, the following initially capitalized terms shall have the meanings as set forth in this Section 1:

            1.1 Acceptance means acceptance of the System pursuant to Section
                ----------
4.2, 4.3(1), 4.3(2) or 4.3(3).

            1.2 Acceptance Criteria means the criteria mutually agreed upon by
                -------------------
the parties pursuant to which performance of the System will be measured.

            1.3 Acceptance Date means the date upon which acceptance of the
                ---------------
System occurs in accordance with Section 4.2 herein.

            1.4 Agreement means this Agreement and the exhibits hereto, as
                ---------
amended from time to time by mutual written agreement of the parties.

            1.5 Application Software means the computer application software
                --------------------
that Allin will develop for CC pursuant to the Software Development Agreement (as defined below). The terms "Application" and "Application Documentation" shall have the same meanings herein as such terms are defined in the Software Development Agreement.

            1.6 CCL Environment means and includes the hardware, software and
                ---------------
communications components, systems and other requirements required for installation of the System on CCL's cruise vessels as set forth and described on
Schedule 1.6, as the same may from time to time hereafter be amended by the
------------
mutual agreement of CCL and Allin.

            1.7 Custom Programming means specific or customized programming,
                ------------------
interfaces and file conversions for the Application portion of the System that Allin provides for CCL at the request of CCL, pursuant to Section 6 herein. In addition to the object code and source code provided with any Custom Programming, such Custom Programming will include all specification documents, manuals, user guides, schematics, drawings, listings and standards relating thereto.

            1.8 Deliverables means any and all items to be delivered by Allin to
                ------------
CCL under this Agreement, which includes, without limitation, the System and all documents related thereto, manuals (including training manuals, tools and documentation), user guides, schematics, drawings, listings and standards relating to the System, or Allin's delivery and/or installation thereof, that are provided to CCL by Allin or such other items that the parties agree Allin will deliver to CCL under this Agreement.

            1.9 Equipment means collectively the hardware and equipment
                ---------
purchased by CCL from Allin in connection with the System pursuant to Section 7 herein.

            1.10 Installation Schedule means Schedule 1.10 to this Agreement
                 ---------------------       -------------
that sets forth the time line for the delivery and installation of the System and its components on the cruise vessels of CCL that are listed on the Installation Schedule. The Installation Schedule of this Agreement shall be consistent with the Installation Schedule contained in the Master Agreement as the latter relates to CCL vessels.

            1.11 Master Agreement means the agreement between CC and Allin that
                 ----------------
sets forth the general agreement between CC and Allin for the delivery and installation of the System.

            1.12 Payment Schedule means Schedule 1.12 to this Agreement that
                 ----------------       -------------
sets forth the System Price and the payment terms relating thereto. The Payment Schedule of this Agreement shall be consistent with the Payment Schedule contained in the Master Agreement as the latter relates to CCL vessels. To the extent that the parties hereto agree upon any Customer Programming the Payment Schedule shall be amended accordingly.

            1.13 Software Development Agreement means the Software Development
                 --------------------
Agreement executed by Allin and CC pursuant to which CC is purchasing the Application Software from Allin.

            1.14 Support Services means the support and maintenance services for
                 ----------------
the System that Allin will provide to CCL pursuant to Section 9.2 herein.

            1.15 System has the meaning set forth on Exhibit A.
                 ------                              ---------

            1.16 System Price means the price that CCL will pay for the delivery
                 ------------
and installation of the System as set forth in the Payment Schedule for the cruise vessels listed on the Installation Schedule.

            1.17 System Deficiency means any deficiency that (a) causes an
                 -----------------
abnormal termination of processing by the System or that results or is likely to result in data corruption or any other erroneous processing of a nature that has or that reasonably may be expected to have a material adverse effect on CCL's normal business activities or business reputation (b) is attributable to a defect or deficiency in the Application Software, Custom Programming or other Deliverable, or (c) otherwise causes the System not to properly operate in conjunction with the Application Software, Custom Programming or other Deliverable.

      2. Software Development Agreement. CC is purchasing the Application
         ------------------------------
Software from Allin pursuant to the Software Development Agreement, under which Allin will design and develop the Application Software for the benefit of CC. The obligations of the parties under this Agreement are contingent upon acceptance of the Application by CC. Once the Application has been accepted by CC in accordance with the Software Development Agreement, the Application will be included as part of the System subject to this Agreement. CCL must obtain a license from CC to use the Application within the System pursuant to a separate license agreement.

      3. Installation Schedule and Change Request Process.
         ------------------------------------------------

            3.1 Installation Schedule. The System and its components will be
                ---------------------
delivered and installed on the specific vessels of CCL pursuant to the Installation Schedule and as further described in Section 4 below. The Installation Schedule is subject to modification based upon Custom Programming which may be requested by CCL pursuant to the change request process described in Section 3.2 below and further subject to CCL's obligation to ensure that CCL's environment complies with the requirements set in Schedule 1.6.
                                                        ------------

            3.2 Change Requests. For any change CCL wishes to make to the
                ---------------
Installation Schedule or for any desired Custom Programming, CCL shall notify Allin of the requested change specifying the change with sufficient details to enable Allin to evaluate it ("Change Request"). Change Requests shall be in writing either using the form attached hereto as Schedule 3.2 or otherwise
                                                 ------------
providing substantially the same information. All CCL Change Requests shall be initiated by Myles Cyr or his designee and any responses thereto by Allin shall be directed to Mr. Cyr.

            Any Change Requests that take less than [REDACTED - CONFIDENTIAL TREATMENT REQUESTED] hours for Allin to evaluate will be assessed at no cost to CCL. If a Change Request will take longer than [REDACTED - CONFIDENTIAL TREATMENT REQUESTED] hours for Allin to evaluate, Allin will submit to CCL for its prior written approval the costs associated with such evaluation. Allin will thereafter only proceed if CCL has approved such evaluation costs.

            Allin shall accept any Change Requests unless Allin can show that the Change Request would be materially detrimental to the performance of the Application, materially contrary to the Solution Vision or have a material adverse effect on the Project Plan, or the Installation Schedule (as that term is defined in the Master Agreement). Notwithstanding the foregoing Allin shall have no obligation to proceed with any Change Request until the parties have mutually agreed upon (i) the cost and payment terms associated with such Change Request as well as, (ii) the impact that such Change Request has on the Project Plan, Application and/or Installation Schedule, except that Allin agrees that any cost proposals in connection with a Change Request will be reasonable and negotiated in good faith, and will be determined in a manner consistent with the System pricing. The provisions of this Agreement shall be deemed amended to incorporate any mutually agreed Change Requests.

      4. System Installation, Testing and Acceptance.
         -------------------------------------------

            4.1 Installation. In accordance with the dates set forth in the then
                ------------
current Installation Schedule, Allin shall (i) deliver and install the System in the CCL Environment, and (ii) deliver all Deliverables. In each case, Allin shall certify the completion thereof, in writing, to CCL. Subject to CC's ownership rights in the Application Software, title to the System shall pass to CCL upon CCL's payment of the applicable sum owed for installation on the applicable vessel as set forth in the Payment Schedule.

            4.2 Acceptance Testing. CCL shall have [REDACTED - CONFIDENTIAL
                ------------------
TREATMENT REQUESTED] business days following the delivery and installation of the System (the "Acceptance Period") to test the System to ensure that it does not contain any System Deficiencies. The Acceptance of, and the Acceptance Date for, the System will occur upon the earlier of: (i) written notice from CCL to Allin stating that the System meets the Acceptance Criteria, or (ii) the expiration of the Acceptance Period without notice by CCL of nonacceptance. If the System is not accepted, CCL shall provide written notice to Allin no later than the last day of the Acceptance Period that describes in reasonable detail any System Deficiency. Acceptance by CCL shall not be unreasonably withheld.

      4.3 Nonacceptance. In the event that CCL does not accept the System in
          -------------
accordance with Section 4.2 above, Allin shall be given a mutually agreed upon reasonable period of time, which shall in no event exceed [REDACTED - CONFIDENTIAL TREATMENT REQUESTED] days, to review and correct any System Deficiency. Allin will remedy any material failure of the System and correct any System Deficiency. In the event that Allin cannot remedy any material failure or correct any System Deficiency after [REDACTED - CONFIDENTIAL TREATMENT REQUESTED] days, then CCL shall allow for one additional [REDACTED - CONFIDENTIAL TREATMENT REQUESTED] day test period, so long as Allin provides CCL with a written plan that describes Allin's plan to remedy the deficiencies in the upcoming [REDACTED - CONFIDENTIAL TREATMENT REQUESTED]-day period and summarizes its efforts in the prior [REDACTED - CONFIDENTIAL TREATMENT REQUESTED]-day period. If the System is still not acceptable because of a material failure or a System Deficiency after the second [REDACTED - CONFIDENTIAL TREATMENT REQUESTED] day test period, then CCL have shall one of the following options:

      (1) Deem the System to work in substantial conformity with applicable documentation and accept the System as is; or

      (2) Allow for one additional test period, by furnishing Allin with a written list specifying the remaining deficiencies in the System. Allin shall provide CCL with another written plan describing Allin's plan to remedy the deficiencies in the upcoming [REDACTED - CONFIDENTIAL TREATMENT REQUESTED]-day period and summarizing its efforts in the prior [REDACTED - CONFIDENTIAL TREATMENT REQUESTED]-day periods. Allin shall then have up to [REDACTED - CONFIDENTIAL TREATMENT REQUESTED] days from the receipt of such notice to attempt to remedy such defects, which, if resolved, shall cause CCL to accept the System in writing; or

      (3) CCL may accept the System except for the non-conforming portions and receive a mutually-agreed price credit for the reasonable value of the non-conforming portion; or

      (4) If the System failure is considered "catastrophic", such that the basic functionality of the System does not work, then CCL can terminate the Agreement and receive a refund of all sums paid to Allin, less a reasonable fee for time and materials.

      If CCL terminates in accordance with (4) above, CCL shall, within 30 days of such termination, return the System and all Deliverables, and there shall be no further obligation or liability on the part of either party under this Agreement, except for obligations which have theretofore accrued and obligations which survive termination of this Agreement.

      5. System Price and Payment.
         ------------------------

            5.1 System Price. In consideration of Allin's delivery and
                ------------
installation of the System and subject to Section 5.4 below, CCL shall pay to Allin the System Price as set forth in, and in accordance with, the Payment Schedule.

            5.2 Other Fees. In addition to payment for the System in accordance
                ----------
with the Payment Schedule, CCL shall pay Allin for (i) any Custom Programming at the price mutually agreed upon for each Change Request, and/or (ii) any additional fees assessed by Allin in evaluating Change Requests in accordance with Section 3.2.

            5.3 Taxes. CCL shall pay any and all taxes arising out of or
                -----
relating to the transactions contemplated in this Agreement, excluding all taxes
(i) imposed on or measured by Allin's net income, taxable income, capital gains;
(ii) imposed for the privilege or on the exercise of Allin's franchise for doing business; (iii) imposed or measured by Allin's capital, net worth, loans or investments; or (iv) imposed or measured by Allin's gross income or gross receipts.

            5.4 Payments. Allin will send CCL an invoice for each applicable
                --------
vessel upon Allin's completion of an appropriate milestone that triggers a payment owed under this Agreement in accordance with the

Payment Schedule. Each of the amounts payable by CCL to Allin under this Agreement shall be due thirty (30) days after receipt of invoice. CCL's obligation to pay for any System is contingent upon the System's acceptance by CCL in accordance with the terms of this Agreement. CCL will not be deemed in breach or default of this Agreement on amounts disputed in good faith by CCL if CCL provides Allin with a detailed written description of any disputed amounts in a timely manner.

            5.5 Expenses. CCL shall reimburse Allin for reasonable and
                --------
documented out of pocket business expenses (travel, food, lodging, etc.) incurred by Allin personnel when they are working on the delivery and installation or for Allin personnel who are based outside of the South Florida area when attending meetings that are called at the request of CCL. CCL must approve in advance any Allin personnel who will provide services or attend any meeting. Allin will submit any proposed travel requests to CCL and CCL may at its discretion make travel arrangements on behalf of Allin (air, lodging and car rental) or at its discretion will provide reasonably suitable onboard accommodations on the applicable cruise vessel during installation of the System as required to install the System. Additional travel expenses will be presented to CCL with supporting documentation for reimbursement.

      6. Custom Programming.
         ------------------

            6.1 If CCL desires to obtain any Custom Programming for the System, CCL shall follow the Change Request Process set forth in Section 3.2 above.

            6.2 Notwithstanding the foregoing, any Custom Programming, including but not limited to, all object code and source code shall be deemed work for hire and shall belong exclusively to CCL in accordance with Section 10.

            6.3 Any Custom Programming will be subject to all of the terms and conditions of this Agreement, including, without limitation, the provisions of Acceptance Testing and Warranties.

      7. Equipment.
         ---------

            7.1 Purchase of Equipment. In connection with the System, CCL shall
                ---------------------
purchase from Allin the Equipment set forth in Schedule 7.1 (as such schedule
                                               ------------
may be modified from time to time by mutual written agreement of the parties). The purchase price of such Equipment is included within the System Price.

            7.2 Title. Allin shall sell and pass title to the Equipment to CCL
                -----
proportionately upon payment of the System Price from time to time pursuant to
Section 10.2 herein. Allin shall deliver title to Equipment free and clear of all liens and encumbrances, excepting those of parties claiming through CCL.

            7.3 Shipping. CCL shall pay for the transportation charges for the
                --------
Equipment (including but not limited to freight, rigging, and transit insurance) and the installation charges invoiced to Allin by suppliers of the Equipment.

      8. Delivery and Site Responsibilities. CCL shall be responsible for
         ----------------------------------
preparing and maintaining the location of the CCL Environment and ensuring the CCL Environment is ready for the System at the time of installation. Except as set forth in Section 7.1 above, any equipment, cable, software, devices or other items necessary for the installation and operation of the System in the CCL Environment shall be purchased and installed by CCL. CCL is solely responsible for its use of the System and for the accuracy and adequacy of information and data furnished for processing.

      9. Support Services and Warranties.
         -------------------------------

            9.1 Warranty of Performance.
                -----------------------

                  (a) Allin warrants for a period of ninety (90) days following date that CCL accepts the System in accordance with this Agreement (the "Warranty Period"), that the System and any Custom Programming when operated on properly functioning Equipment and in the proper environment shall perform substantially in accordance with applicable documentation and without any System Deficiencies. During the Warranty Period, Allin shall correct failures of the System to perform as specified above.

                  (b) For all Equipment, Allin shall pass through to CCL all assignable warranties received from the Equipment manufacturers.

            9.2 Support Services.
                ----------------

                  (a) During the Warranty Period, for support services which are not covered by the warranty of performance pursuant to in Section 9.1 above, CCL will pay Allin for any such support services on a time and materials basis.

                  (b) Commencing on the first day following the expiration of the Warranty Period and continuing for a period of six (6) months (the "Initial Support Period") CCL shall pay to Allin $[REDACTED - CONFIDENTIAL TREATMENT REQUESTED] per month per cruise ship (the "Monthly Support Payment"). Payment by CCL of each Monthly Support Payment shall entitle CCL to [REDACTED - CONFIDENTIAL TREATMENT REQUESTED] hours of support services from Allin to be used by CCL as it deems appropriate for support of the System on its cruise lines. Subject to CCL's payment of the monthly Support Payment and any additional amounts due under this Section 9.2(b), Allin will provide the level of support services set forth on Schedule 9.2(b). CCL agrees to pay to Allin on
                                 ---------------
a time and materials basis at an hourly rate of $[REDACTED- CONFIDENTIAL TREATMENT REQUESTED] for support services provided by Allin in excess of the aggregate number of monthly hours CCL is entitled to receive for its Monthly Support Payment(s).

                  Prior to the expiration of the Initial Support Period, the parties agree to meet and discuss in good faith the then current levels and prices of Support Services to determine whether CCL desires that the level of Support Services be revised and the appropriate fee changes relating thereto. Notwithstanding the foregoing, Customer shall have the right at the end of the Initial Support Period to terminate support services by providing Allin with thirty (30) days prior written notice.

            9.3 Further Warranties.
                ------------------

                  (a) All services to be provided by Allin under this Agreement shall be performed in a competent and workmanlike manner by employees or contractors that have the proper skills, training and background to perform such services.

                  (b) Allin will deliver all Deliverables to CCL free and clear of any liens, charges, encumbrances, and no other person or entity shall have any claim or ownership with respect to the Deliverables. CCL will be able to use the Deliverables without restriction, subject to CCL's payment in full of all amounts payable by CCL to Allin for the Deliverables.

                  (c) Allin warrants that is has not purposely placed, nor is it aware of, any disabling code in the System or Custom Programming which would, without CCL's intervention, alter, destroy, adversely affect or inhibit the System or Custom Programming or CCL's use thereof.

                  (d) To the best of Allin's knowledge, no existing or threatened proceedings against Allin will have a material adverse effect upon its ability to perform its obligations under this Agreement.

                  (e) Allin warrants it is duly authorized by all requisite action to execute, deliver and perform its obligations under this Agreement.

            9.4 Warranties of CCL
                -----------------

                  (a) CCL warrants that it will provide Allin with reasonable access to CCL's employees, facilities and information as may be reasonably requested by Allin in connection with the performance of Allin's services under this Agreement.

                  (b) To the best of CCL's knowledge no existing or threatened proceedings will have a material adverse effect upon its ability to perform its obligations under this Agreement.

                  (c) CCL warrants it is duly authorized by all requisite action to execute, deliver and perform its obligations under this Agreement.

THE WARRANTIES IN THIS SECTION, ALONG WITH THE WARRANTIES SET FORTH IN THE SOFTWARE DEVELOPMENT AGREEMENT AND THE MASTER AGREEMENT, ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WHETHER ARISING BY COURSE OF DEALING OR PERFORMANCE, CUSTOM, USAGE IN THE TRADE OR PROFESSION OR OTHERWISE, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. ALLIN DOES NOT WARRANT THAT THE SYSTEM OR CUSTOM PROGRAMMING WILL BE ERROR FREE. Except for the warranties expressly set forth in this Section, CCL acknowledges and agrees that it has relied on no other representations or warranties and that no other representations or warranties have formed the basis of its bargain hereunder.

      10. Ownership Rights of Deliverables
          --------------------------------

            10.1 CCL IP. Except as specified in Section 10.2 below and subject
                 ------
to CCL's payment of amounts due from CCL to Allin for the Deliverables, all Deliverables including, but not limited to, all object code and source code shall be deemed work for hire and shall belong exclusively to CCL; with vesting of CCL's ownership occurring, from time to time, in proportion to the percentage of the System purchase price plus other payments due to Allin hereunder paid by Customer at any given time. Allin expressly, knowingly, voluntarily, absolutely, unconditionally and forever waives and relinquishes in its entirety all rights to claim authorship of the Deliverables, any portion thereof and/or any derivative works based on the Deliverables. CCL shall have the right to apply for and obtain patents, copyrights and other applicable formal means of recognition of exclusive rights to the Deliverables. Whenever requested so to do by CCL, and without further compensation or consideration, but at the expense of CCL, Allin shall promptly execute and assign any and all applications, assignments and other instruments which CCL shall reasonably deem necessary in order to apply for and obtain any such desired patents, copyrights or similar rights, or in order to assign and transfer to CCL or its nominee the applications for patents thereof. Notwithstanding anything to the contrary in this Agreement. Allin will not be precluded from using its pre-existing expertise and techniques or the Residual Information (as defined below) in the field of information technology consulting and integration for itself or for other customers. The term "Residual Information" shall mean information relating to ideas, concepts and techniques which are related to Allin's business activities and which are retained in the memories of individual employees without the aid of any document or other recorded or stored information.

            10.2 Non-CCL IP
                 ----------

                  (a) CCL's ownership of the Deliverables shall not include (i) the Application, as this will be owned by CC but licensed to CCL, (ii) any third party software or other technology which is owned by any third party including, but not limited to, software and/or technology owned by On-Command which may be incorporated into any Deliverable ("Third Party IP") or (iii) any third party software or other technology which is developed by Allin outside the scope of the Project or relates to skills and knowledge of a general nature acquired by Allin in course of its performance of the services under this Agreement or any Residual Information (as defined above) (collectively, the "Allin IP").

                  (b) With respect to any Deliverables which incorporate either Third Party IP or Allin IP, Allin will grant or will cause to be granted to CCL a non-exclusive, perpetual license to use the Third Party IP and/or the Allin IP in connection with the Deliverables. While the foregoing Third Party IP is subject to such additional terms and conditions which may reasonably be required by the third party owning such Third Party IP, in no event will CCL be responsible to pay any additional sums in connection therewith. Further, Allin shall inform CCL as soon as practicable of any third party requirements. Notwithstanding the foregoing, no right or license is granted or will be granted to CCL to use the Allin IP or the Third Party IP as a standalone product.

      11. Termination.
          -----------

            11.1 Without prejudice to any other remedy, either party may terminate this Agreement at any time upon thirty (30) days prior written notice to the other party in the event that the other party shall have breached any of its material obligations under this Agreement and shall not have cured such default prior to the expiration of the thirty (30) day period.

            11.2 Either party shall have the right to immediately terminate this Agreement by giving written notice to the other party in the event:

                  (i) of the bankruptcy or assignment for the benefit of creditors of the other party; or

                  (ii) that the other party ceases its on-going business operations; or,

                  (iii) in the case of CCL, in the event of breach by Allin of the Software Development Agreement or the Master Agreement, and in the case of Allin in the event of breach by CC of the Software Development Agreement or the Master Agreement.

            11.3 The parties' may also terminate this Agreement at any time upon mutual written agreement of the parties.

            11.4 The parties' rights of termination under this Section are without prejudice to any other remedies available to either party.

      12. Non-Solicitation/Restriction on Hiring. In recognizing the high cost
          --------------------------------------
of attracting, training, and retaining qualified technical personnel, each party agrees not to recruit for employment or hire any employee of the other party or any of its affiliates, or anyone who has been an employee of the other party or any of its affiliates during the term of this Agreement and for six (6) months following the termination of this Agreement, without, in each instance, receiving the prior written consent of the other party.

      13. Independent Contractor. Allin shall operate as an independent
          ---------------------
contractor in the performance of this Agreement and not as an agent or employee of CCL. Each party shall ensure that neither it nor its agents or employees shall act or hold themselves out as agents or employees of the other party. Allin shall have complete control of its agents and employees engaged in the performance of services under this Agreement. As between Allin and CCL, each party will be responsible for the supervision, direction and control of its own personnel and the personnel of any subcontractors or other third parties engaged by that party in connection with this Agreement.

      14. Confidentiality. Allin agrees that all information which relates in
          ---------------
any way to CCL's business or operations, whether tangible or intangible and in whatever form or medium, including, but not limited to, information relating to CCL's current or contemplated operations; identity of suppliers of goods and/or services; trade secrets (including any improvements thereto), whether in development, prototype or finished form and whether patentable or not; computer programs and computer aided designs; vendor pricing to CCL; all financial, personnel, and other business data of CCL; and unpublished or published copyrighted materials, including any improvements, modifications, or additions to any of the above information, and other information identified as confidential by the CCL, are confidential information of CCL ("CCL Confidential Information"). CCL agrees that Allin's proprietary software, tools and other methodologies, pricing information and any other information identified as confidential by Allin, are confidential information of Allin ("Allin Confidential Information"). CCL Confidential Information and Allin Confidential Information are collectively referred to as "Confidential Information." Except as otherwise provided herein each party shall use Confidential Information of the other party which is disclosed to it only for purposes of this Agreement and shall not disclose such Confidential Information to any third party, without the other party's written consent, other than to each other's employees on a need-to-know basis. Each party agrees to take measures to protect the confidentiality of the other's Confidential Information that, in the aggregate, are no less protective than those measures it uses to protect the confidentiality of its own Confidential Information, but at a minimum, each party shall take reasonable steps to advise their employees of the confidential nature of the Confidential Information and the prohibitions on copying or revealing such Confidential Information contained herein. Notwithstanding anything to the contrary contained in this Agreement, neither party shall be obligated to treat as confidential, or otherwise be subject to the restrictions on use, disclosure or treatment contained in this Agreement for, any information disclosed by the other party (the "Disclosing Party") which: (i) is rightfully known to the recipient prior to its disclosure by the Disclosing Party; (ii) is generally known or easily ascertainable by non-parties of ordinary skill in computer or process design or programming or in the business of CCL; (iii) is released by the Disclosing Party to any other person, firm or entity (including governmental agencies or bureaus) without restriction;
(iv) is independently developed by the recipient without any reliance on Confidential Information; or (v) is or later becomes publicly available without violation of this Agreement or may be lawfully obtained by a party form any nonparty. CCL and Allin agree that neither party may disclose the fact that the parties are engaged in the Project with the other party, the details related to the type and scope of the Project or the existence of this Agreement or the terms hereof without the prior written approval of the other party and the parties agree that the financial terms of this Agreement are to be treated as Confidential Information.

      Notwithstanding anything to the contrary herein, either party or any affiliate or designated agent of such party may make any public disclosure which it believes in good faith to be required by law or by the terms of any listing arrangement with a securities exchange or securities trading system. No party may issue a press release regarding this Agreement or the association of the parties without the prior review by, and written approval of, the other party.

      Each party acknowledges that a violation of the restrictions contained in this Section 14 will likely result in irreparable harm to the other party which cannot be adequately compensated by money damages. Accordingly, each party agrees that, in the event of an actual or threatened violation of this Section 14, the other party will be entitled to temporary and permanent injunctive relief without the necessity of posting a bond or other security. In any event, whether or not injunctive relief is sought or granted, the parties seeking relief may recover monetary damages and any and all other relief to which they may be entitled.

      15. Insurance. CCL and Allin each shall, at all times maintain
          ---------
Comprehensive General Liability Insurance against any and all claims and losses arising out of their respective performance under this Agreement, with limits of not less than $3,000,000 in the aggregate and of not less than $1,000,000 per occurrence, and shall provide Workmens' Compensation Insurance in accordance with all applicable laws and shall maintain employer's liability insurance with limits of not less than $1,000,000 per occurrence, covering any occurrences not covered by Workmens' Compensation Insurance.

      16. Limitation of Liability. EXCEPT FOR (i) EACH PARTY'S RESPECTIVE
          -----------------------
EXPRESS INDEMNITY OBLIGATIONS UNDER THIS AGREEMENT, AND (ii) GROSS NEGLIGENCE OR DAMAGES RESULTING FROM A PARTY'S WILLFUL MISCONDUCT:

      (a) NEITHER PARTY NOR THEIR AFFILIATES SHALL HAVE ANY LIABILITY FOR CONSEQUENTIAL, INCIDENTAL, INDIRECT, PUNITIVE, EXEMPLARY, OR SPECIAL DAMAGES OF ANY NATURE OR TYPE WHATSOEVER, OR FOR ANY MALFUNCTIONS, DELAYS, LOSS OF DATA, LOSS OF PROFIT, INTERRUPTION OF SERVICE OR LOSS OF BUSINESS OR ANTICIPATORY PROFITS, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES,

      (b) NOR SHALL ALLIN OR ITS AFFILIATES, UNDER ANY CIRCUMSTANCES, BE LIABLE TO CUSTOMER OR ITS AFFILIATES FOR ANY CLAIM BASED UPON ANY THIRD PARTY CLAIM, AND

      (c) THE COLLECTIVE AND ENTIRE LIABILITY OF EITHER PARTY AND ITS AFFILIATES FOR ANY REASONS AND UPON ANY CAUSE OF ACTION OR CLAIM IN CONTRACT, STATUTE, WARRANTY, TORT, NEGLIGENCE, MISREPRESENTATION, FAILURE TO

            EXERCISE DUE CARE, STRICT LIABILITY, OR OTHERWISE SHALL BE LIMITED, TO SIX MILLION DOLLARS ($6,000,000).

      NO CAUSE OF ACTION WHICH ACCRUED FOR MORE THAN TWO YEARS PRIOR TO THE FILING OF A SUIT ALLEGING SUCH CAUSE OF ACTION MAY BE ASSERTED AGAINST EITHER PARTY OR ITS AFFILIATES.

      THE PARTIES TO THIS AGREEMENT UNDERSTAND AND AGREE THAT THE LIMITATIONS AND EXCLUSIONS SET FORTH HEREIN REPRESENT THE PARTIES' AGREEMENT AS TO THE ALLOCATION OF RISK LIMITATIONS AND EXCLUSIONS BETWEEN THE PARTIES IN CONNECTION WITH THIS AGREEMENT. THE FEES PAYABLE TO ALLIN HEREUNDER REFLECT, AND ARE SET IN RELIANCE UPON, THE ALLOCATION OF RISK SET FORTH HEREIN AND THE EXCLUSION OF CONSEQUENTIAL DAMAGES AND LIMITATIONS OF LIABILITY SET FORTH IN THIS AGREEMENT.

      17. General Indemnification. Each party (an "Indemnifying Party") agrees
          -----------------------
to indemnify and hold harmless the other, its affiliates and its and their partners, principals, officers, directors, agents and employees (collectively, the "Indemnified Parties"), from and against any and all actions, damages, claims, liabilities, costs, expenses, or loses (including, without limitation, reasonable legal fees and expenses) brought against, incurred by, or paid by any of the Indemnified Parties, for bodily injury, death, or damage to tangible personal property at CCL's facilities during the term of this Agreement (collectively, the "Injury Claims") to the extent caused by the negligent acts or omissions or tortious misconduct of the Indemnifying Party or any of its employees or agents in the performance of this Agreement (but expressly excluding Injury Claims actually or alleged to have resulted from CCL's use of or reliance upon any Application Deliverable(s) or other materials provided by Allin under this Agreement) or either party's breach of any material obligation, representation, warranty, covenant or agreement under this Agreement.

      18. Intellectual Property Indemnification. In addition to Allin's general
          -------------------------------------
indemnification obligations set forth above, Allin shall defend CCL from and against any allegation that any Deliverable or part thereof infringes or misappropriates any copyright, patent, trade mark, trade secret or other intellectual property or proprietary right of an unaffiliated third party, and shall indemnify and hold harmless CCL from and against, and shall pay all losses, damages, liabilities, claims and actions and all related expenses (including, but not limited to, reasonable attorneys' fees and expenses and the actual costs of litigation) incurred in connection therewith Allin's actions under this Section shall constitute CCL's exclusive remedy related to infringement.

      19. Indemnity Procedures. The indemnities in the foregoing Sections are
          --------------------
contingent upon: (i) the indemnified party promptly notifying the indemnifying party in writing of any claim which may give rise to a claim for indemnification hereunder, (ii) the indemnifying party being allowed to control the defense and settlement of such claim, and (iii) the indemnified party cooperating with all reasonable requests of the indemnifying party (at the indemnifying party's expense) in defending or settling such claim. The indemnified party shall have the right, at its option and expense, to participate in the defense of any action, suit or proceeding relating to such a claim through a counsel of its own choosing.

      20. Dispute Resolution. In the event that any dispute arises relating to
          ------------------
this Agreement, the parties shall provide written notice to a senior executive of the other party describing the dispute. If within twenty (20) business days following receipt of such written notice the dispute cannot be resolved by the parties, then the parties hereto may seek any and all legal remedies to which they may be entitled, without any limitation.

      21. Notices. Unless otherwise provided herein, any notice required to be
          -------
given by one party to the other shall be in writing and shall be deemed given when delivered personally or mailed by certified or registered mail, postage prepaid (such mailed notice to be effective on the date which is three (3) business days after the date of mailing), or sent by nationally recognized overnight courier (such notice sent by courier to be effective one (1) business day after it is deposited with such courier), or sent by telefax (such notice sent by telefax to be effective when sent, if confirmed by certified or registered mail or overnight courier as aforesaid) to the person and address set forth below or to such other person and/or address as any party may designate for itself by written notice to the other party in accordance with this Section:

            If to Allin:      Allin Interactive Corporation
                              400 Greentree Commons
                              381 Mansfield Avenue
                              Pittsburgh, PA 15220
                              Attn: Richard Talarico, Chief Executive Officer

            with a copy to:   Bryan D. Rosenberger, Esquire
                              Eckert Seamans Cherin & Mellott, LLC
                              USX Tower
                              600 Grant Street, 44th Floor
                              Pittsburgh, PA 15219

            If to CCL:        Carnival Cruise Lines
                              3655 NW 87th Avenue
                              Miami, Florida 33178
                              Attention: Myles Cyr

            With a copy to:   Carnival Legal Department at the same address as
                              above

      22. Force Majeure. Neither party shall be liable for any failure or delay
          -------------
in performing its obligations under this Agreement or for any loss or damage resulting therefrom, due to causes beyond its reasonable control, including, but not limited to, acts of God, public enemy or government, riots, fires, natural catastrophes, strikes or epidemics (collectively, "Force Majeure"). In the event of such failure or delay, the date of delivery or performance shall be extended for a period not to exceed the time lost by reason of the failure or delay; provided that either party may terminate this Agreement if the period of failure or delay exceeds thirty (30) days. Each party shall notify the other promptly of any failure or delay and the effect on its performance. Nothing in this Section shall be interpreted as implying any increased obligation or liability on the part of either party.

      23. Governing Law/Jurisdiction. This Agreement shall be governed by and
          --------------------------
interpreted in accordance with the substantive laws of the State of Florida. Any litigation shall be filed and pursued in either state or federal court in Broward or Miami-Dade County, Florida.

      24. Severability. If any provision of this Agreement is found by a court
          ------------
of competent jurisdiction to be illegal or otherwise unenforceable, that finding shall not invalidate this whole Agreement and the remaining provisions shall remain in full force and effect.

      25. Survival. The obligations and rights of the parties under Sections
          --------
10,11, 12, 14, 16, 17, 18, 19, 20, 24 and this Section 25 shall survive the expiration or early termination of this Agreement.

      26. Binding Effect; Assignment This Agreement shall be binding upon and
          --------------------------
shall inure to the benefit of the parties and their respective representatives, successors, and permitted assigns, in accordance with the terms hereof. Neither party may assign this Agreement without the prior written consent of the other party except that either party may, at their sole expense, assign its rights under this Agreement to a wholly-owned subsidiary or the parent corporation of the assigning party, provided, however, that no assignment shall in any way affect a party's obligations or liabilities under this Agreement.

      27. Modification Any amendment, change or modification to this Agreement
          ------------
shall be void unless in writing and signed by all parties hereto.

      28. Non-Waivers No failure or delay by a party hereto in exercising any
          -----------
right, power or privilege hereunder, and no course of dealing between or among any of the parties, shall operate as a waiver of any such right, power or privilege. No waiver of any default on any one occasion shall constitute a waiver of any subsequent or other default. No single or partial exercise of any such right, power or privilege shall preclude the further or full exercise thereof.

      29. Counterparts; Facsimile Transmission This Agreement and all amendments
          ------------------------------------
hereto may be executed in several counterparts and each counterpart shall constitute a duplicate original of the same instrument. Signatures sent to the other party by facsimile transmission shall be binding as evidence of acceptance of the terms hereof by such signatory party.

      30. Entire Agreement This Agreement (including any Exhibits) constitutes
          ----------------
the entire understanding of the parties with respect to its subject matter and supersedes any and all prior oral or written agreements.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date above written.

                                     Allin Interactive Corporation

                                     By: /s/ RICHARD W. TALARICO
                                         ---------------------------------------
                                     Name: Richard W. Talarico
                                           -------------------------------------
                                     Title: Chairman and Chief Executive Officer
                                            ------------------------------------


                                     Carnival Cruise Lines, a division of
                                     Carnival Corporation

                                     By: /s/ ROBERT H. DICKINSON
                                         ---------------------------------------
                                     Name: Robert H. Dickinson
                                           -------------------------------------
                                     Title: President
                                            ------------------------------------

                                   ATTACHMENTS

Exhibit A                     --   System Description

Schedules:

            Schedule 1.5      --   CCL Environment

            Schedule 1.9      --   Installation Schedule

            Schedule 1.11     --   Payment Schedule

            Schedule 3.2      --   Change Request Form

            Schedule 7.1      --   Equipment to be Purchased from Allin

            Schedule 9.2(b)   --   Support Services

EXHIBIT A

System Description:

            The System is an in cabin interactive television system that allows users to do things such as purchase movies, buy shore excursions, order room service and many more services depending on the functionality desired (in this case as outlined in the Solution Vision). The System is currently based on hardware utilizing the On Command OCX system architecture. The System utilizes an existing RF cable plant that is outfitted to support a passive return path to communicate the keystrokes from the end user (the television located in a cabin) to the head end. These keystrokes are picked up by the IR receiver of smart set televisions and passed to our TVCommander II control box (plugged into the smart port of the television) and communicates back to the head end. The system passes key strokes from the ITV remote control (standard with the system) or ITV wireless keyboard (an optional piece of equipment used for internet browsing and e-mail applications).

            Inside the head end, several independent rack systems support the various RF trunks feeding the RF distribution plant. Each rack system can support 2 or more RF trunks assuming no trunk or combination of trunks exceeds 230 ITV end users per trunk or combined trunk. The rack system is made up of a series of client PC's which deliver the interactive applications. The video and audio output of each client is modulated to an NTSC channel to allow broadcast over the RF network. Each rack system also contains a server that acts as the host/proxy server containing the database allowing all the hardware to interact and process the commands issued from the web applications viewed by the end user. The rack system also has VCP's for delivering movie content from VHS tape. At the discretion of CCL, through the change order process, the VCP's can be replaced with a Digital Video Server that is already incorporated into the OCX system. There will be no material cost difference between the VCP based system or the digital video server based system assuming the type of system is specified prior to system order. For those systems installed with VCP's, CCL will have the option of removing the VCP's and installing the digital video server for the cost of the digital video server and any associated labor. Allin will design all software such that no material change to the software will be required to switch between the digital video server and the VCP based system.

                                 SCHEDULE 1.5
                                 ------------

                                CCL ENVIRONMENT

      All televisions that will be used for the System will be smart set televisions.

      Allin will not be responsible for blocking channels from televisions on the MATV network that are not a part of the System.

      Allin must have the use of 40 contiguous channels above channel 30.

      All channels will be modulated NTSC.

      No more than 230 rooms will exist on any single RF trunk going to the headend.

      All rooms will have an available 110 Volt AC outlet within several feet of the television for the ITV box.

      Passive loss between every room and the HE must be no greater than 60dBmV.

      All amplifiers in the system must be outfitted with passive return modules.

      Average room to client ratio will be 20 to 1.

      Adequate electrical power in the Head End. Adequate electrical requirements in the headend room is defined as 1 - 30amp dedicated electrical circuit of conditioned and UPS protected power to be supplied per rack installed as part of the system.

      Adequate air conditioning. Adequate air conditioning requirements in the headend room is defined as keeping the room in which the ITV equipment is housed between 65 to 68 degrees Fahrenheit 24 hours a day assuming each rack creates 8,000 BTUs of heat.

      Adequate space. Adequate space in the headend room is defined as each pair of racks having at minimum a rectangle of open floor space of 90 inches by 120 inches with a minimum ceiling height of 90 inches (ceiling being defined by the lowest hanging objects from the ceiling).

      Adequate provisions for cable runs. Adequate provisions for cable runs is defined as cable trays or conduit running between each of the racks and the head end RF combiner in which the cable trays or conduit are free from other wiring and the cable run is no longer than 30 feet.

      Adequate RF network. Adequate RF network is defined as the RF cable plant being wired such that all passive devices pass at minimum 5 to 750MHz and all active devices (specifically amplifiers) be fitted with passive return modules allowing 5 to 40 MHz to pass on the return path. No more than 230 rooms will be placed on any one physical RF trunk. The total passive loss across the RF cable plant from any given location to the head end shall not exceed 60dBmV.

                                  SCHEDULE 1.9
                                  ------------

                              INSTALLATION SCHEDULE

Several assumptions are being made with this schedule. They are the following:

      . All cruise line specific development will have occurred prior to a cruise line being put into one of the slots (i.e., Property Management System Interface & Shore Excursions Interface).

      . All shipboard responsibilities will be taken care of prior to the arrival of the Allin team (RF plant, Air Conditioning, power, space, etc.).

      . No time has been accounted for in the schedule should television modification be required.

The Schedule: (Please Note the dates are the completion dates of the installation of the hardware. Software can/may be loaded on at separate times depending on the schedule of software development.)

                              Installation Schedule

                                                         Date         Vessel
Installation     Ship     Company   Date Installed   Operational   Deployment   Comments
---------------------------------------------------------------------------------------------
      1        Victory      CCL        5/15/01           7/31/01   Miami
---------------------------------------------------------------------------------------------
      2        Triumph      CCL       10/15/01          12/31/01   Miami
---------------------------------------------------------------------------------------------
      3        Pride        CCL         9/1/01          10/31/01   newbuild
---------------------------------------------------------------------------------------------
      4        Spirit       CCL       10/15/01          12/31/01   Miami
---------------------------------------------------------------------------------------------
      5        Legend       CCL        5/15/02           7/14/02   newbuild
---------------------------------------------------------------------------------------------
      6        Conquest     CCL        8/15/02          10/14/02   newbuild
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

                                  SCHEDULE 1.11
                                  -------------

                       PURCHASE PRICE AND PAYMENT SCHEDULE

A. Purchase Price
   --------------

--------------------------------------------------------------------------------
NAME               LINE       CLASS     CABINS        PRICE
--------------------------------------------------------------------------------
Carnival Victory        CCL   Destiny         1,379   $[REDACTED--
                                                      CONFIDENTIAL
                                                      TREATMENT
                                                      REQUESTED]
--------------------------------------------------------------------------------
Carnival Triumph        CCL   Destiny         1,379   $[REDACTED--
                                                      CONFIDENTIAL
                                                      TREATMENT
                                                      REQUESTED]
--------------------------------------------------------------------------------
Carnival Pride          CCL   Spirit          1,062   $[REDACTED--
                                                      CONFIDENTIAL
                                                      TREATMENT
                                                      REQUESTED]
--------------------------------------------------------------------------------
Carnival Spirit         CCL   Spirit          1,062   $[REDACTED--
                                                      CONFIDENTIAL
                                                      TREATMENT
                                                      REQUESTED]
--------------------------------------------------------------------------------
Legend                  CCL   Spirit          1,062   $[REDACTED--
                                                      CONFIDENTIAL
                                                      TREATMENT
                                                      REQUESTED]
--------------------------------------------------------------------------------
Conquest                CCL   Glory           1,487   $[REDACTED--
                                                      CONFIDENTIAL
                                                      TREATMENT
                                                      REQUESTED]
--------------------------------------------------------------------------------

      . The Contract Price is based on the following assumptions: Smart Set televisions in use in all cabins Room ration is 20 to 1 The Systems are VCP (video cassette player) based

      . To the extent the foregoing assumptions are incorrect, the purchase price may vary.

B. Payment Schedule
   ----------------

      Due 120 days prior to commencement of installation for each ship installation:

                  [REDACTED - CONFIDENTIAL TREATMENT REQUESTED]% of the Purchase Price listed above for the respective ship

      Due upon notification of shipment of equipment to Customer or Customer
Affiliate:

                  [REDACTED - CONFIDENTIAL TREATMENT REQUESTED]% of the Purchase Price listed above for the respective ship

      Due upon Completion of Installation:

                  [REDACTED - CONFIDENTIAL TREATMENT REQUESTED]% of the Purchase Price listed above for the respective ship

      Due upon Acceptance:

                  [REDACTED - CONFIDENTIAL TREATMENT REQUESTED]% of the Purchase Price listed above for the respective ship

Schedule 3.2

-------------------------------------------------------------------------------
CHANGE REQUEST FORM
-------------------------------------------------------------------------------


Request                                                            Date:
Title:
        ---------------------------                                     -------

Requestor                             Requestor e-          Requestor
         --------------------------   mail         -------- Phone:    ---------

Type of
Change
        -------------------   Importance  o High  o Medium  o Low

Description
            --------------------------------------------------------------------

Allin Info


Solution                              Technical
Manager:                              Architect:
        -------------------------                ----------------------

Authorized
by:
          -----------------------

Design                                Development
Hours                                 Hours
      ---------------------------                 ---------------------


Testing                               Development
Hours                                 Hours
      ---------------------------                 ---------------------




Comments

                                  SCHEDULE 7.1
                                  ------------

                      EQUIPMENT TO BE PURCHASED FROM ALLIN

Equipment Description:

HeadEnd:
-------
            All HeadEnd equipment is divided among "rack systems". Each rack system generally supports between 200 to 500 cabins depending on the population of equipment in the rack system. While the rack system configuration will at times change slightly, Allin will commit to delivering equipment that can materially be shown to be consistent with equipment Allin is then installing in similar environments. As an example, a current rack system configuration would include the following equipment:

      2     24" racks
      2     Rack Power Supplies (AC, conditioner, DC)
      1     Host/Proxy server
      20    Client PC's
      1     A/V router switch
      2     Video Modulator Banks
      60    VCP's
      1     RF router/diplexer
      1     Network switch

            The CCL ratio of cabins to interactive clients is 20 to 1. Using this ratio, Allin will determine the number of rack systems each ship requires.

Operator Station:
----------------

            The operator station will consist of a rack where the operator will do most of their work. This rack will also contain the RF combining network in which Allin will connect to the shipboard headend.

      1     Application/database server
      1     Test television setup
      1     Operator PC

            RF equipment required to connect to appropriately prepared shipboard RF headend.

In-Room:
-------
            Based on an assumption of 1 smart television per cabin, Allin will supply the following equipment.

      1     TVCommander II (smart port)
      1     ITV remote control (no logo)
      1     18" RF lead
      1     Smart port com cable

Any changes to this system that a cruise line desires will be handled through the Change Order Process.

                                 SCHEDULE 9.2(b)
                                 ---------------

                              Support Service Level

A. Tracking of Support Issues

      Support issues will be tracked in CCL's problem management system (Clarify). Remote access to Clarify will be granted to Allin. CCL will provide the necessary software licenses and procedures for Allin to access and use Clarify as contemplated herein. Notwithstanding that Allin will be granted access to Clarify, CCL will be solely responsible for notifying Allin of support issues and any change with respect to any support issue.

B. Priority Levels

      Each support issue will be assigned a priority code based on the nature of the failure. Refer to Table 1. For purposes of this Schedule 9.2(b), a failure is a system condition or event that leaves the system in a state where it is performing a level lower than the performance level at the time of system acceptance. Performance is defined primarily by stability, responsiveness, and usability.

Prioritization is driven by the nature of the incident as it relates to stability, responsiveness, and usability. For the purposes of this Schedule 9.2(b), these key terms are defined as follows:

      Stability - the availability of the system and all of its functions Responsiveness - the timeliness with which the system responds to user requests Usability - the degree to which the system is easy for the user to navigate and interact with the system

C. Response Time Expectation

      Given the 24x7 operation of the system and the ship, target resolution times are expressed in clock hours (not business hours). The Target Resolution Timeframe is based upon the start time which is the time Allin is notified by CCL of the support issue.

      The expectation target (e.g. 90%) is calculated by determining the percentage of incidents that are resolved within the target resolution time for a given priority code. The 90% threshold is designed to drive superior performance while allowing for the occasion where, despite the best efforts of all parties, a given incident might not be resolved within the specified time due to complexity or other external factors that are outside the control of the support organization.

      Monthly reports will be generated from the Clarify system detailing performance. If service levels targets are not achieved for any given month, representatives from Allin and CCL will meet to review the data, address root cause, and put a plan in place to improve service levels moving forward.

----------------------------------------------------------------------------------------------------------------------------
Priority                                                                          Target Resolution
Code       Description/Criteria                                                   Timeframe                Expectation
----------------------------------------------------------------------------------------------------------------------------
P1          .     Head end issue affecting system stability or responsiveness     [REDACTED-CONFIDENTIAL
                  (except for failure of RF components), or;                      TREATMENT  REQUESTED]
                                                                                  hours
            .     Issue affecting stability of an entire deck or equivalent
                  number of cabins.                                                                        90%
----------------------------------------------------------------------------------------------------------------------------
P2          .     Stability issue affecting 25 or more cabins, or;                [REDACTED-CONFIDENTIAL
                                                                                  TREATMENT  REQUESTED]
            .     Responsiveness issue affecting an entire deck (or equivalent    hours
                  number of cabins).                                                                       90%
----------------------------------------------------------------------------------------------------------------------------
P3          .     Usability issue impacting all users of a given module(s), or;   [REDACTED-CONFIDENTIAL
                                                                                  TREATMENT  REQUESTED]
            .     Stability or responsiveness issue affecting less than 24        hours
                  cabins.                                                                                  90%
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
P4          .     System operation not impacted, or;                              [REDACTED-CONFIDENTIAL  90%
                                                                                  TREATMENT REQUESTED]
            .     Information requests, or;                                       hours

            .     User questions / "how-to".
---------------------------------------------------------------------------------------------------------------------------
P5          .     Non break/fix requests, enhancements                            [REDACTED-CONFIDENTIAL  Not applicable
                                                                                  TREATMENT  REQUESTED]
                                                                                  hours


---------------------------------------------------------------------------------------------------------------------------

      The resolution timeframe assumes:

      1. Allin will have full remote control capabilities to all System servers;

      2. Allin will have dedicated email access for ship personnel responsible for the System;

      3. Allin will have phone access to ship personal via CCL's data center or another designated support department which is available 24 hours, 7 days per week; and

      4. Support levels and resolution time frames will not apply to hardware problems..

      In addition, the support levels described herein do not apply to:

      1.    RF components of the Head End; or

      2. Support issues related to changes made to the System by anyone other than Allin.

D. Additional Support

      CCL may also encounter system performance characteristics that require modification, despite the fact that the system is performing as designed and accepted. Those issues are not subject to SLA and will be subject to the change order process. For example if, subsequent to acceptance, a navigational feature proves to be confusing to the users, the remediation of that feature is not subject to SLA.

The foregoing support terms are intended to convey the spirit of the support agreement, and do not address the detailed process steps and responsibilities associated with the delivery of support. The parties agree to define and document the support process within 90 days of the Effective Date.

                                                                       EXHIBIT B

                              INSTALLATION SCHEDULE

Several assumptions are being made with this schedule. They are the following:

      . All cruise line specific development will have occurred prior to a cruise line being put into one of the slots (i.e., Property Management System Interface & Shore Excursions Interface).

      . All shipboard responsibilities will be taken care of prior to the arrival of the Allin team (RF plant, Air Conditioning, power, space, etc.).

      . No time has been accounted for in the schedule should television modification be required.

The Schedule: (Please Note the dates are the completion dates of the installation of the hardware. Software can/may be loaded on at separate times depending on the schedule of software development.)

                           IATV Installation Schedule

                              Version II -- 2/08/01

Installation     Ship      Company   Date Installed      Date         Vessel     Comments
                                                      Operational   Deployment
---------------------------------------------------------------------------------------------
      1        Victory       CCL            5/15/01       7/31/01   Miami
---------------------------------------------------------------------------------------------
      2        Triumph       CCL           10/15/01      12/31/01   Miami
---------------------------------------------------------------------------------------------
      3        Pride         CCL             9/1/01      10/31/01   newbuild
---------------------------------------------------------------------------------------------
      4        Spirit        CCL           10/15/01      12/31/01   Miami
---------------------------------------------------------------------------------------------
      5        Legend        CCL            5/15/02       7/14/02   newbuild
---------------------------------------------------------------------------------------------
      6        Conquest      CCL            8/15/02      10/14/02   newbuild
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

                                                                       Exhibit C

                               SYSTEM DESCRIPTION

System Description:

            The System is an in cabin interactive television system that allows users to do things such as purchase movies, buy shore excursions, order room service and many more services depending on the functionality desired (in this case as outlined in the Solution Vision). The System is currently based on hardware utilizing the On Command OCX system architecture. The System utilizes an existing RF cable plant that is outfitted to support a passive return path to communicate the keystrokes from the end user (the television located in a cabin) to the head end. These keystrokes are picked up by the IR receiver of smart set televisions and passed to our TVCommander II control box (plugged into the smart port of the television) and communicates back to the head end. The system passes key strokes from the ITV remote control (standard with the system) or ITV wireless keyboard (an optional piece of equipment used for internet browsing and e-mail applications).

            Inside the head end, several independent rack systems support the various RF trunks feeding the RF distribution plant. Each rack system can support 2 or more RF trunks assuming no trunk or combination of trunks exceeds 230 ITV end users per trunk or combined trunk. The rack system is made up of a series of client PC's which deliver the interactive applications. The video and audio output of each client is modulated to an NTSC channel to allow broadcast over the RF network. Each rack system also contains a server that acts as the host/proxy server containing the database allowing all the hardware to interact and process the commands issued from the web applications viewed by the end user. The rack system also has VCP's for delivering movie content from VHS tape. At the discretion of CCL, through the change order process, the VCP's can be replaced with a Digital Video Server that is already incorporated into the OCX system. There will be no material cost difference between the VCP based system or the digital video server based system assuming the type of system is specified prior to system order. For those systems installed with VCP's, CCL will have the option of removing the VCP's and installing the digital video server for the cost of the digital video server and any associated labor. Allin will design all software such that no material change to the software will be required to switch between the digital video server and the VCP based system.

                                                                       EXHIBIT D

             THE MARKED PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED
              AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO
                      A REQUEST FOR CONFIDENTIAL TREATMENT

                              Termination Agreement

      This Termination Agreement (this "Agreement") is made and entered into as of February 20, 2001 by and between Allin Interactive Corporation, f/k/a SeaVision, Inc. ("Allin") with its principal business address located at 400 Greentree Commons, 381 Mansfield Avenue, Pittsburgh, PA 15220 and Carnival Corporation ("Carnival") with its principal business address located at 3655 NW 87th Avenue, Miami, FL 33178.

                                    Recitals
                                    --------

      WHEREAS, Allin and Carnival entered into that certain Agreement dated February 6, 1996, as amended by letters dated May 23, 1996 and August 26, 1999, pursuant to which Allin agreed to provide certain interactive television services for certain cruise ships owned or operated by Carnival or its affiliates (the "Original ITV Agreement"); and

      WHEREAS, Allin and Carnival desire to terminate the Original ITV Agreement in accordance with the terms and conditions set forth below.

      NOW, THEREFORE, intending to be legally bound and in consideration of the mutual premises and obligations set forth herein, Allin and Carnival agree as follows:

      1. Termination Effective Date. Carnival shall have the right to terminate
         --------------------------
the Original ITV Agreement at any time following the execution of this Agreement by providing Allin with written notice specifying its desire to terminate the Original ITV Agreement and specifying the date upon which the termination shall be effective (the "Termination Effective Date").

      2. Title to System. Effective on the Termination Effective Date, Allin
         ---------------
agrees execute and deliver to Carnival a bill of sale in substantially the form attached hereto as Exhibit A (the "Bill of Sale") pursuant to which Allin shall transfer all of its rights, title and interest in and to the System (as that term is defined in the Original ITV Agreement) "AS IS, WHERE IS" to Carnival.

      3. Release of Liability. As of the Termination Effective Date, Allin and
         --------------------
Carnival each agree to fully and unconditionally release and discharge the other from its respective obligations that, but for this Agreement, would have arisen out of or under the Original ITV Agreement after the Termination Effective Date.

      4. Support and Maintenance of the System. As of the Termination Effective
         -------------------------------------
Date, support and maintenance of the System shall be provided by Allin in accordance with the terms and conditions of support pursuant to that certain Interactive Television System Agreement between Allin and Carnival Cruise Lines dated of even date herewith.

      5. Consideration. As consideration for Allin entering into this Agreement,
         -------------
Carnival agrees to pay to Allin in cash [REDACTED - CONFIDENTIAL TREATMENT REQUESTED] payable upon the execution of this Agreement.

      6. Further Assurances. From and after the date hereof, the parties agree
         ------------------
to execute and deliver to the other party upon such party's request such other documents as may be necessary to effectuate the purposes of this Agreement.

      7. Miscellaneous.
         -------------

            7.1 Notices. Unless otherwise provided herein, any notice required
                -------
to be given by one party to the other shall be in writing and shall be deemed given when delivered personally or mailed by certified or registered mail, postage prepaid (such mailed notice to be effective on the date which is three
(3) business days after the date of mailing), or sent by nationally recognized overnight courier (such notice sent by courier to be effective one (1) business day after it is deposited with such courier), or sent by telefax (such notice sent by telefax to be effective when sent, if confirmed by certified or registered mail or overnight courier as aforesaid) to the person and address set forth below or to such other person and/or address as any party may designate for itself by written notice to the other party in accordance with this Section:

            If to Allin:      Allin Interactive Corporation
                              400 Greentree Commons
                              381 Mansfield Avenue
                              Pittsburgh, PA 15220
                              Attn: Richard Talarico, Chief Executive Officer

            with a copy to:   Bryan D. Rosenberger, Esquire
                              Eckert Seamans Cherin & Mellott, LLC
                              USX Tower
                              600 Grant Street, 44th Floor
                              Pittsburgh, PA 15219

            If to CCL:        Carnival Corporation
                              3655 NW 87th Avenue
                              Miami, Florida 33178
                              Attention: Myles Cyr

            With a copy to:   Carnival Legal Department at the same address as
                              above

            7.2 Force Majeure. Neither party shall be liable for any failure or
                -------------
delay in performing its obligations under this Agreement or for any loss or damage resulting therefrom, due to causes beyond its reasonable control, including, but not limited to, acts of God, public enemy or government, riots, fires, natural catastrophes, strikes or epidemics (collectively, "Force Majeure").

            7.3 Governing Law/Jurisdiction. This Agreement shall be governed by
                --------------------------
and interpreted in accordance with the substantive laws of the State of Florida. Any litigation shall be filed and pursued in either state or federal court in Broward or Miami-Dade County, Florida.





                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

            7.4 Severability. If any provision of this Agreement is found by a
                ------------
court of competent jurisdiction to be illegal or otherwise unenforceable, that finding shall not invalidate this whole Agreement and the remaining provisions shall remain in full force and effect.

            7.5 Binding Effect; Assignment. This Agreement shall be binding upon
                --------------------------
and shall inure to the benefit of the parties and their respective representatives, successors, and permitted assigns, in accordance with the terms hereof. Neither party may assign this Agreement without the prior written consent of the other party except that either party may, at their sole expense, assign its rights under this Agreement to a wholly-owned subsidiary or the parent corporation of the assigning party, provided, however, that no assignment shall in any way affect a party's obligations or liabilities under this Agreement.

            7.6 Modification Any amendment, change or modification to this
                ------------
Agreement shall be void unless in writing and signed by all parties hereto.

            7.7 Non-Waivers No failure or delay by a party hereto in exercising
                -----------
any right, power or privilege hereunder, and no course of dealing between or among any of the parties, shall operate as a waiver of any such right, power or privilege. No waiver of any default on any one occasion shall constitute a waiver of any subsequent or other default. No single or partial exercise of any such right, power or privilege shall preclude the further or full exercise thereof.

            7.8 Counterparts; Facsimile Transmission This Agreement and all
                ------------------------------------
amendments hereto may be executed in several counterparts and each counterpart shall constitute a duplicate original of the same instrument. Signatures sent to the other party by facsimile transmission shall be binding as evidence of acceptance of the terms hereof by such signatory party.

            7.9 Entire Agreement This Agreement (including any Exhibits) constitutes the entire understanding of the parties with respect to its subject matter and supersedes any and all prior oral or written agreements.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date above written.

                                     Allin Interactive Corporation

                                     By: /s/ RICHARD W. TALARICO
                                         ---------------------------------------
                                     Name: Richard W. Talarico
                                           -------------------------------------
                                     Title: Chairman and Chief Executive Officer
                                            ------------------------------------


                                     Carnival Corporation

                                     By: s/ GIORA ISRAEL
                                         ---------------------------------------
                                     Name: Giora Israel
                                           -------------------------------------
                                     Title: Vice President
                                           -------------------------------------

                                    Exhibit A

                                  Bill of Sale

      This Bill of Sale (this "Bill of Sale") is made as of the ____ day of _________, 200_ by Allin Interactive Corporation ("Seller") for the benefit of Carnival Corporation ("Purchaser").

      In consideration of Purchaser's payment of the sum of [REDACTED - CONFIDENTIAL TREATMENT REQUESTED], the receipt and sufficiency of which are hereby acknowledged, Seller, for itself and its successors and assigns, hereby forever conveys, transfers, assigns and delivers to Purchaser and Purchaser's successors and assigns, "AS IS, WHERE IS," without any representation or warranties whatsoever except as expressly set forth herein, all of Seller's rights, title and interest, in and to the following assets (the "Purchased Assets"):

            (i) All of that certain equipment and hardware listed and described on the attached Exhibit A-1 to this Bill of Sale; and

            (ii) All of Seller's rights, title and interest, if any, in any and all of the computer software and firmware installed on the computer equipment described in (i) above.

      Seller hereby represents and warrant to Purchaser that Seller has good and marketable title to the Purchased Assets, free and clear of any lien, claim or encumbrance, and that Seller has the power and authority to transfer ownership of the Purchased Assets in accordance with the terms of this Bill of Sale.

      Seller hereby agrees that, from time to time after delivery of this Bill of Sale, at Purchaser's request and without further consideration, Seller shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, any and all such further acts, instruments and other things or writings reasonably requested by Purchaser in order to evidence and effectuate the consummation of any of the transactions contemplated by this Bill of Sale.

      This Bill of Sale shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to its conflict of laws provisions.

      IN WITNESS WHEREOF, Seller, intending to be legally bound hereby has caused this Bill of Sale to be executed as of the day and year first above written.

                                        Allin Interactive Corporation


                                        By:_____________________________________

                                        Its:____________________________________

                                  SCHEDULE 7.1
                                  ------------

                       PURCHASE PRICE AND PAYMENT SCHEDULE

A. Purchase Price
   --------------

      The purchase price for a particular vessel as designated by Customer or Customer Affiliate from time to time is based upon the class of ship and the number of cabins set forth next to the class below. In the event that the number of cabins is greater than the specified number, the purchase price will increase.

            Class of Ship       Size     Purchase Price
            -------------       ----     --------------

            Statendam           633      $ [REDACTED -- CONFIDENTIAL
                                             TREATMENT REQUESTED]
            Volendam            720        [REDACTED -- CONFIDENTIAL
                                             TREATMENT REQUESTED]
            Amsterdam           658        [REDACTED -- CONFIDENTIAL
                                             TREATMENT REQUESTED]
            Atlantica           1,056      [REDACTED -- CONFIDENTIAL
                                             TREATMENT REQUESTED]
            Victoria            975        [REDACTED -- CONFIDENTIAL
                                             TREATMENT REQUESTED]
            QE2                 779        [REDACTED -- CONFIDENTIAL
                                             TREATMENT REQUESTED]
            Celebration         743        [REDACTED -- CONFIDENTIAL
                                             TREATMENT REQUESTED]
            Fantasy             1,028      [REDACTED -- CONFIDENTIAL
                                             TREATMENT REQUESTED]
            Triumph             1,379      [REDACTED -- CONFIDENTIAL
                                             TREATMENT REQUESTED]
            Glory               1,487      [REDACTED -- CONFIDENTIAL
                                             TREATMENT REQUESTED]
            Victory             1,379      [REDACTED -- CONFIDENTIAL
                                             TREATMENT REQUESTED]

      .     The Contract Price is based on the following assumptions:
                Smart Set televisions in use in all cabins
                Room ration is 20 to 1
                The Systems are VCP (video cassette player) based

      . To the extent the foregoing assumptions are incorrect, the purchase price may vary.

B. Payment Schedule
   ----------------

      Due 120 days prior to commencement of installation for each ship installation:

                  [REDACTED -- CONFIDENTIAL TREATMENT REQUESTED]% of the Purchase Price listed above for the respective ship

      Due upon notification of shipment of equipment to Customer or Customer
Affiliate:

                  [REDACTED -- CONFIDENTIAL TREATMENT REQUESTED]% of the Purchase Price listed above for the respective ship

      Due upon Completion of Installation:

                  [REDACTED -- CONFIDENTIAL TREATMENT REQUESTED]% of the Purchase Price listed above for the respective ship

      Due upon Acceptance:

                  [REDACTED -- CONFIDENTIAL TREATMENT REQUESTED]% of the Purchase Price listed above for the respective ship